NOTICE
                              OF
                        ANNUAL MEETING
                         STOCKHOLDERS
                              AND
                        PROXY STATEMENT

       Beneficial owners of stock held by banks, brokers or investment plans ("in street name") will need proof of ownership to be admitted to the meeting.
       A recent brokerage statement or letter from your broker or bank are examples of proof of ownership.


                                             COMPAQ LOGO!




        Compaq Computer Corporation     20555 SH 249
        PO Box 692000                   Houston, Texas 77070-2698
        Houston, Texas  77269-2000      Tel 713-370-0670


                                           COMPAQ LOGO!


       March 9, 1995


       Dear Stockholder:


             Compaq   Computer   Corporation's   annual
       meeting  of stockholders will be held Wednesday,
       April  26, 1995, at 10:00 a.m. at the Conference
       Center,   CCA5,  Compaq  Computer   Corporation,
       20555 SH 249, Houston, Texas.

            Details of the business to be conducted at the annual meeting are provided in the enclosed
       Notice  of  Annual  Meeting of Stockholders  and
       Proxy Statement.

            On  behalf  of  the Board of Directors  and
       employees  of  Compaq,  I cordially  invite  all
       stockholders  to attend the annual  meeting  and
       hope  you will be able to attend in person.   If
       you  are unable to attend in person, please sign
       and  promptly return the enclosed proxy card  in
       the  enclosed  prepaid  return  envelope.   Your
       shares  will be voted at the annual  meeting  in
       accordance  with your proxy.   If  you  plan  to
       attend the meeting in person, please remember to bring your identification as a stockholder.

                                     Sincerely,



                                     Eckhard Pfeiffer
                                     President and Chief
                                     Executive Officer


           NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   To be Held April 26, 1995



     To the Stockholders of
     Compaq Computer Corporation:

           NOTICE  IS  HEREBY  GIVEN  that  the  annual
     meeting   of   stockholders  of  Compaq   Computer
     Corporation,    a   Delaware   corporation    (the
     "Company"), will be held at the Conference Center,
     CCA5,  Compaq  Computer Corporation, 20555  SH249,
     Houston,  Texas, on Wednesday, April 26, 1995,  at
     10:00   a.m.,  Houston  time,  for  the  following
     purposes,   as   more  fully  described   in   the
     accompanying Proxy Statement:

          (1)  To elect eight directors;

          (2)    To   amend   the  Company's   Restated
          Certificate  of  Incorporation,  as  amended,
          increasing the number of authorized shares of
          the  Company's common stock, $ .01 par value,
          from   400,000,000  shares  to  1,000,000,000
          shares;

          (3)         To   approve  the   1995   Equity
          Incentive Plan;

          (4)        To  approve  the  Compaq  Computer
          Corporation Bonus Incentive Plan; and

          (5)       To act upon such other business  as
          may properly come before the meeting.

           The close of business on February 28, 1995, has been fixed as the record date for determining the stockholders entitled to notice and to vote at the annual meeting.

                    By Order of the Board of Directors,

                    Wilson D. Fargo
                    Secretary

     March 9, 1995


     It  is important that your stock be represented at
     the meeting regardless of the number of shares you
     hold.    Please  complete,  sign,  and  mail   the
     enclosed  Proxy in the accompanying envelope  even
     if  you  intend  to  be present  at  the  meeting.
     Returning the Proxy will not limit your  right  to
     vote  in  person or to attend the annual  meeting,
     but  will ensure your representation if you cannot
     attend.  If you have shares in more than one name,
     or  if  your stock is registered in more than  one
     way,  you  may receive more than one copy  of  the
     proxy  material.  If so, please sign   and  return
     each of the proxy cards you receive so that all of your shares may be voted. The Proxy is revocable at any time prior to its use.

                  COMPAQ COMPUTER CORPORATION
                         20555 SH 249
                     Houston, Texas  77070


                        PROXY STATEMENT
                              for
                Annual Meeting of Stockholders
                   To Be Held April 26, 1995


               VOTING AT THE MEETING AND PROXIES


     On March 10, 1995, Compaq Computer Corporation, a Delaware corporation (the "Company"), will mail this Proxy Statement to stockholders entitled to vote at the Company's Annual Meeting of Stockholders on April 26, 1995. Stockholders of record at the close of business on February 28, 1995, will be entitled to vote at the meeting and will receive a copy of this Proxy Statement, furnishing information relating to the business to be transacted at the meeting. On February 28, 1995, there were 261,495,187 shares of the Company's common stock, $.01 par value (the "Common Stock") outstanding. Each share of Common Stock entitles the holder to one vote on each matter presented at the meeting. The 1,487,129 shares of Common Stock held in the Company's treasury will not be voted. All references to number of shares cited in this Proxy Statement reflect an adjustment following the Company's three-for-one stock split in the form of a stock dividend in May 1994.

      A proxy card is enclosed for your use.  YOU ARE SOLICITED
ON  BEHALF  OF THE BOARD OF DIRECTORS TO SIGN, DATE AND  RETURN
THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-paid if mailed in the United States.

      Regarding the election of directors, you have three choices: By checking the appropriate box on your proxy card you may (i) vote for all of the director nominees as a group;
(ii) withhold authority to vote for all director nominees as a group; or (iii) vote for all director nominees as a group except those nominees you identify in the appropriate area. See "General Information" under Election of Directors.

      Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum at the Annual Meeting. Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring affirmative vote of a majority or other proportion of the shares present and entitled to vote. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares, an abstention or non-vote will have the same effect as a vote against the matter being voted upon.

      You may revoke your proxy at any time before it is actually voted at the Annual Meeting by (i) delivering written notice of revocation to the Secretary of the Company, (ii) submitting a subsequently dated proxy, or (iii) attending the meeting and withdrawing the proxy. You may also be represented by another person present at the meeting through executing a form of proxy designating such person to act on your behalf. Each unrevoked proxy card properly executed and received prior to the close of the voting will be voted as indicated. Where specific instructions are not indicated, the proxy will be voted for the election of all directors as nominated and for all proposals recommended by the Board of Directors.

      Compaq Computer Corporation's Summary Annual Report to Stockholders and Form 10-K for the year ended December 31, 1994, including consolidated financial statements, are being mailed to all stockholders entitled to vote at the Annual Meeting. These reports do not constitute a part of the proxy soliciting material.



      The expense of preparing, printing and mailing this Proxy Statement will be paid by the Company. To assist in the solicitation of proxies, the Company has engaged Corporate Investor Communications, Inc. ("CIC") at a fee of $9,500 plus reimbursement of its out-of-pocket expenses. In addition to the use of the mail, proxies may be solicited personally or by telephone by regular employees of the Company as well as by employees of CIC without additional compensation other than reimbursement of out-of-pocket expenses. The Company will reimburse banks, brokers and other custodians, nominees, and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Common Stock.


                          Proposal 1

                     ELECTION OF DIRECTORS

General Information

      Directors elected at the Annual Meeting will hold office until the next Annual Meeting at which their successors are duly chosen and qualify, or until their earlier resignation or removal. The Board of Directors has inquired of each nominee and learned that each will serve if elected. In the event that any of these nominees should become unavailable for election, the Board of Directors may designate substitute nominees, in which event the shares represented by the proxy cards returned will be voted for such substitute nominees unless an instruction to the contrary is indicated on the proxy card. The nominees receiving a plurality of the affirmative vote will be elected. Each of the nominees was elected by the stockholders at the last Annual Meeting.

Information Concerning Nominees

BENJAMIN M. ROSEN                             Director since 1982

Benjamin M. Rosen, age 62, was appointed Chairman of the Board of Directors of the Company in 1983. He has been Chairman of Rosen Motors, which designs and will manufacture hybrid electric automobiles, since 1993. He has served as Chairman of the Board of Sevin Rosen Management Company, a venture capital firm, since 1981. Mr. Rosen is a director of NoMac Energy Systems, a privately held technology company. He is also Vice Chairman of the Board of Trustees of the California Institute of Technology.

ECKHARD PFEIFFER                              Director since 1991

Eckhard Pfeiffer, age 53, was elected President and Chief Executive Officer and appointed a director of the Company in October 1991. He joined the Company in September 1983 as Vice President, Europe and was elected Senior Vice President, International Operations in January 1986, President, Europe and International Division in May 1989, and Executive Vice President and Chief Operating Officer in January 1991. Mr. Pfeiffer also serves as a director of the U.S. Advisory Board of Bayerische Motoren Werke AG (BMW).

ROBERT TED ENLOE, III                        Director since  1986

Robert Ted Enloe, III, age 56, has served as President and Chief Executive Officer of Liberte Investors since 1975. He was President and a director of L&N Housing Corp. from 1981 to April 1992, and he remains a director of that entity, now known as LNH Reit, Inc. From 1975 to September 1991 he served as the President of Lomas Financial Corporation, and as a director of that company from 1970 to 1991. Mr. Enloe also serves as a trustee of Liberte Investors and as a director of Leggett & Platt, Inc., and Sixx Holdings, Incorporated.

GEORGE H. HEILMEIER                           Director since 1994

George H. Heilmeier, age 58, has served as President and Chief Executive Officer of Bell Communications Research, Inc. (Bellcore), since 1991. He was Senior Vice President and Chief Technical Officer of Texas Instruments, Inc. from 1983 to 1991. He is a member of the Defense Science Board, the President's National Security Telecommunications Advisory Committee and the National Academy of Engineering. Dr. Heilmeier also serves as a member of the boards of directors of Automatic Data Processing, Inc. ("ADP") and TRW, Inc.

GEORGE E.R. KINNEAR II                        Director since 1988

George E.R. Kinnear II, age 67, is Chairman Emeritus of the Board of the Retired Officers Association of the United States. From November 1988 to January 1992 he served as Executive Vice President of the University of New Hampshire (and as interim President from February 1990 to August 1990). From 1982 to 1988, he served as a vice president for Grumman Corporation or its subsidiaries, last serving as Senior Vice President, Washington Operations. He also serves as a member of the board of directors of Precision Standard Corporation and The Aerospace Corporation.

PETER N. LARSON                               Director since 1993

Peter N. Larson, age 55, has served as Worldwide Chairman of the Consumer and Personal Care Group of Johnson & Johnson and as a director and member of the Executive Committee of the Board of Directors of that company since October 1994. He rejoined Johnson & Johnson as a Company Group Chairman in 1991. Prior to joining Johnson & Johnson in 1991, he was a member of a partnership managing consumer businesses. He previously had been employed by Kimberly-Clark Corporation since 1978 in a variety of assignments, including President of its Health Care Sector and a member of its Board of Directors.

KENNETH L. LAY                                Director since 1987

Kenneth L. Lay, age 52, has served as Chairman of the Board and Chief Executive Officer of Enron Corp., a diversified energy company, since February 1986. In addition to Enron Corp., he serves as a director of Eli Lilly & Company, Trust Company of the West, and Enron Oil and Gas Company.

KENNETH ROMAN                                 Director since 1991

Kenneth Roman, age 64, served as Chairman and Chief Executive Officer of The Ogilvy Group from 1988 to 1989 (and from 1985 to 1989 as Chairman of Ogilvy & Mather Worldwide). He was Executive Vice President of American Express in charge of corporate affairs and communications from 1989 to 1991. He serves as a director of IBJ Schroder Bank and Trust Company, PennCorp Financial Group, Inc., and CIA Group PLC (U.K.).

      These eight persons will be placed in nomination for election to the Board of Directors. Directors will be elected by a plurality of the affirmative votes cast. The shares represented by the proxy cards returned will be voted FOR the election of these nominees unless you specify otherwise.


                BOARD ORGANIZATION AND MEETINGS

      During 1994 the Board of Directors met ten times and various committees of the Board met a total of seventeen times. Attendance at Board meetings averaged 97% for regular Board meetings and 93% for all Board meetings, including two telephonic meetings. Attendance at committee meetings averaged 96%. Each of the directors attended at least 75% of the meetings of the Board of Directors and the committees on which he served.

       The Audit Committee consists of six non-employee directors: Mr. Kinnear (Chair) and Messrs. Enloe, Heilmeier, Larson, Lay, and Rosen. The primary purpose of the Audit Committee is to provide independent and objective oversight of the Company's accounting functions and internal controls and to assure the objectivity of the Company's financial statements. The Committee also reviews and advises the Board with respect to the Company's insurance coverage and tax policies. The Committee is responsible for engaging the Company's independent accountants and reviews with them (i) the scope and timing of their audit services and any other services they may be asked to perform, (ii) their report on the Company's consolidated financial statements following completion of the audit, and
(iii) the Company's policies and procedures with respect to internal accounting and financial controls. This Committee meets separately with representatives of the Company's independent accountants and, with representatives of senior management and the internal auditors. The Audit Committee held four meetings during 1994.

      The Compensation Committee consists of six non-employee directors: Mr. Enloe (Chair) and Messrs. Heilmeier, Kinnear, Larson, Lay, and Roman. The Committee advises the Board with respect to the compensation of the Company's directors and executive officers and with respect to employee benefit plans. The Committee also is responsible for administering the Company's employee equity incentive plans and executive bonus program. During 1994 this Committee held seven meetings.

      The Nominating Committee consists of seven non-employee directors: Mr. Larson (Chair) and Messrs. Enloe, Heilmeier, Kinnear, Lay, Roman, and Rosen. The primary purpose of the Nominating Committee is to establish procedures for the selection and retention of a Board of Directors that will perform its functions objectively and responsibly, evaluate Board nominees and members, and recommend nominees. The Committee is also responsible for recommending procedures that will assure a smooth and orderly transition in the Company's management, when the need arises. This Committee will consider nominees for the Board of Directors recommended by stockholders. Any such recommendation should be forwarded to the Secretary of the Company with pertinent background information regarding the proposed nominee. The Nominating Committee held six meetings during 1994.


                    DIRECTORS' COMPENSATION

      Board members other than those employed by the Company receive an annual fee of $30,000 ($50,000 for the Chairman), a fee of $1,000 for each Board meeting attended in person, and a fee of $500 for each Board or committee special meeting held by telephone. Each Committee chairman receives an additional fee of $5,000 annually. Directors are reimbursed for travel and certain other expenses incurred in connection with their duties as directors of the Company. In connection with his role as Chairman of the Board of Directors, the Company retained Mr. Rosen to perform certain consulting services for the Company. In 1994 he received $152,000 in consulting fees from the Company.

      The Company has adopted a stock option plan for non-employee directors (the "Director Plan"), which authorizes 1,500,000 shares of Common Stock for issuance pursuant to stock options granted to non-employee directors. Under the Director Plan, (i) each newly appointed director is granted an option to purchase 30,000 shares of Common Stock at an exercise price equal to the market value of the Common Stock on the date of the grant; (ii) each year upon re-election to the Board each non-employee director receives an option grant to acquire 12,000 shares of Common Stock or, in the case of the director named as Chairman of the Board, an option to acquire 15,000 shares of Common Stock with an exercise price equal to market value on the day of grant; and (iii) six months prior to each annual meeting each non-employee director may file an election to receive in lieu of all or a portion of the following year's annual retainer a stock option grant, for which the number of shares and the exercise price are based upon 50% of the closing price of Common Stock on the day of the annual meeting. Upon his appointment to the Board on February 24, 1994, Mr. Heilmeier received an option grant with an exercise price of $33.50 per share. On April 21, 1994, Messrs. Rosen, Enloe, Kinnear, Larson, Lay and Roman each received an option grant upon re-election with an exercise price of $36.25 per share. Mr. Rosen was granted an option to purchase 2,757 shares and Messrs. Kinnear, Lay and Roman each were granted options to purchase 1,656 shares, at an exercise price of $18.12, as a result of their elections to receive options in lieu of annual retainer fees.

      As part of its overall program to promote charitable giving, the Company has established a directors' charitable donation program funded by life insurance policies on directors. Upon the death of an individual who has served as a director for three years, the Company will donate $1 million to one or more qualifying charitable organizations recommended by the individual director and subsequently will be reimbursed by life insurance proceeds. Individual directors derive no financial benefit from this program since all charitable donations are made by the Company. The program does not result in any material cost to the Company.



                      EXECUTIVE OFFICERS

      The Board elects executive officers annually at its first meeting following the annual meeting of stockholders. Certain information concerning the Company's executive officers is set forth below, except that information concerning Mr. Pfeiffer is set forth above under "Election of Directors."

      Andreas Barth, age 50, was elected Senior Vice President, Europe, Middle East and Africa in December 1991. He joined the Company in February 1988 as Managing Director of Compaq Computer GmbH, the Company's German subsidiary, was appointed Vice President, Central Europe in December 1990, and Vice President, Europe, in January 1991.

      Hugh Barnes, age 49, was elected Senior Vice President, Portable PC Division, in April 1994. He joined the Company in April 1984 as director of engineering for portable computers and was appointed Vice President, General Engineering, in January 1986, Vice President, Product Development, in December 1989, and Senior Vice President, Peripherals Division, in February 1993.

     Ross A. Cooley, age 54, was elected Senior Vice President, North America, in December 1991. He joined the Company in February 1984 as a regional sales manager and was appointed Vice President, Sales, in April 1987, Vice President, Sales and Service, in September 1989, and Vice President, North America, in January 1991.

       Wilson D. Fargo, age 50, was elected Senior Vice President, General Counsel and Secretary of the Company in May 1989. He joined the Company in September 1984 as Vice President and General Counsel and was appointed Secretary of the Company in October 1984.

     Hans W. Gutsch, age 51, was elected Senior Vice President, Human Resources, in November 1994. He joined the Company in 1988 as director of human resources for Europe and was appointed Vice President, Human Resources, Europe, in June 1992, and Vice President, Human Resources and Environment, Europe, Middle East and Africa, in January 1993.

      Gregory E. Petsch, age 44, was elected Senior Vice President, Corporate Operations, in July 1993. He joined the Company in September 1983 as director of manufacturing control and was named Vice President, CPU Manufacturing, in May 1989, Vice President, Manufacturing, in November 1991, and Senior Vice President, Personal Computer Division, Manufacturing, in April 1993.

      John T. Rose, age 49, was elected Senior Vice President, Desktop PC Division, upon his joining the Company in July 1993. Prior to his arrival at the Company, he was Vice President of Digital Equipment Corporation's Personal Computing Systems Business, which he established in 1985.

      Gary Stimac, age 43, was elected Senior Vice President, Systems Division, in October 1991. He joined the Company in February 1982 as a systems engineer and was elected Vice President, Engineering, in January 1986, Vice President,
Systems Engineering, in May 1987, and Senior Vice President, Systems Engineering, in May 1989.

     Daryl J. White, age 47, was elected Senior Vice President, Finance and Chief Financial Officer in May 1989. He joined the Company in January 1983 as Director of Information Management and was elected Corporate Controller in May 1984, Vice
President and Corporate Controller in January 1986, and Vice President, Finance and Chief Financial Officer, in October 1988.

      Gian Carlo Bisone, age 48, was elected Vice President, North America Marketing, in May 1992. He joined the Company in April 1990 as Vice President, Marketing, Europe, and was appointed Vice President, Corporate Marketing, in October 1991. Before joining the Company, Mr. Bisone was Vice President, Marketing, for Olivetti. He was employed by Olivetti for 18 years and served in a number of positions.

      David J. Schempf, age 39, was elected Vice President, Corporate Finance, Corporate Controller, and Treasurer in November 1992. He joined the Company in October 1982 as accounting manager and later served as controller of the office and personal computer divisions and was elected Vice President and Corporate Controller in May 1989.


      Robert W. Stearns, age 44, was elected Vice President, Corporate Development, upon his joining the Company in July 1993. Prior to his arrival at the Company, he was employed as a consultant focusing on high technology issues with McKinsey & Co. from August 1992 to July 1993 and as Vice President, Corporate Marketing, with Motorola/Codex from September 1986 to August 1992.

      John W. White, age 56, was elected Vice President and Chief Information Officer upon his joining the Company in February 1994. Before joining the Company, Mr. White was Vice President of Texas Instruments, Inc., and President of its Information Technology Group. He was employed by Texas Instruments for 28 years and served in a number of positions.

                        STOCK OWNERSHIP

      The following table sets forth information regarding the ownership of the Company's Common Stock as of January 31, 1995, by (i) each beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director, (iii) the Chief Executive Officer and the four most highly compensated other executive officers, and (iv) the executive officers and directors as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned. The Company had 261,306,079 shares of Common Stock outstanding at January 31, 1995.

Name of Owner or           Number of Shares             Percent of
Identity of Group      Options<F1>    Total<F1>         Outstanding

FMR Corp.
82 Devonshire Street
Boston, MA  02109                     28,727,964<F2>    10.99%

Benjamin M. Rosen          188,784     1,706,748         *
Eckhard Pfeiffer         1,311,016     1,312,696<F3>     *
Robert Ted Enloe, III       72,000        72,000         *
George E.R. Kinnear II      19,845        46,845         *
George H. Heilmeier         30,000        30,300         *
Peter N. Larson             30,000        30,600         *
Kenneth L. Lay              12,000       110,757<F4>     *
Kenneth Roman               36,000        46,500         *
Andreas Barth              321,102       322,092         *
Ross A. Cooley              48,504        54,711<F5>     *
Gary Stimac                112,756       178,933<F6>     *
Daryl J. White              66,506        68,855         *
All executive officers and
directors as a group     2,693,346     4,455,692(7)      1.71%
* Less than 1%

<F1>  Includes  Company stock options that are  exercisable  or will become exercisable by April 1, 1995.
<F2>       Based  on information provided in Schedule  13G  and
amendments thereto filed with the Securities and Exchange Commission dated February 9, 1995, these shares are beneficially held by FMR Corporation ("FMR") and certain of its affiliates and associates. Fidelity Management & Research Company ("Fidelity"), a registered investment adviser and a wholly owned subsidiary of FMR, is the beneficial owner of 26,876,380 shares as a result of acting as investment adviser to the Fidelity Funds, voting power over which resides with the Funds' Boards of Trustees. Edward C. Johnson 3d and Abigail P. Johnson each own 24.9% of the outstanding voting stock of FMR, of which Mr. Johnson serves as Chairman. The Schedule 13G dated February 9, 1995, reports that Mr. Johnson has sole voting power over 36,300 shares, and shared voting and dispositive power over 30,850 shares.
<F3> Includes 1,680 shares held by daughter and in custody  for a minor child.
<F4> Includes 98,757 shares held by limited partnership.
<F5>  Includes  6,207 shares of Common Stock  credited  to  Mr.
Cooley's account in the Company's defined contribution plan.
<F6>  Includes  4,185 shares of Common Stock  credited  to  Mr.
Stimac's account in the Company's defined contribution plan. Includes 38,474 shares of Common Stock credited to the executive officers' accounts in the Company's defined contribution plan.

                    EXECUTIVE COMPENSATION

      The following Tables I through III present information concerning the cash compensation and stock options provided to Messrs. Pfeiffer, Barth, Cooley, Stimac, and White. The notes to these tables provide more specific information regarding compensation. Table IV sets forth the anticipated retirement benefits to be received by Mr. Pfeiffer and Mr. Barth under the defined benefit retirement plan of the Company's German subsidiary. The Company's compensation policies are discussed in the Compensation Committee Report that begins on page 10.

                            TABLE I
                     SUMMARY COMPENSATION


                                   Annual Compensation <F1>          Long Term
                                                                     Compensation
                                                     Other           Securities
Principal                                            Annual          Underlying   All other
Position               Year  Salary      Bonus       Compensation    Options<F2>  Compensation

Eckhard Pfeiffer       1994  $1,050,000  $2,500,000  $1,500,019<F3>  290,000      $750,000<F4>
Chief Executive        1993   1,000,000   1,500,000   --             360,000      --
Officer                1992     921,400     800,000   1,166,404<F3>  360,000      --

Andreas Barth          1994     431,672     482,626   --              85,000      128,480<F4>
Senior Vice President  1993     380,573     350,590   --             120,000      --
EMEA                   1992     352,158     247,693   --             120,000      --

Ross A. Cooley         1994     340,000     550,000   --              85,000      229,500<F5>
Senior Vice President  1993     321,766     450,000   --             120,000        8,994<F6>
North America          1992     300,159     225,000   --              90,000        8,728<F6>

Gary Stimac            1994     450,000     550,000   --              85,000       252,000<F7>
Senior Vice President  1993     430,000     450,000   --             120,000         8,994<F6>
Systems Division       1992     410,000     250,000   --             120,000         8,728<F6>

Daryl J. White         1994     385,000     450,000   --              85,000       223,100<F8>
Chief Financial        1993     365,000     400,000   --             120,000         8,994<F6>
Officer                1992     345,000     250,000   --             120,000         8,728<F6>

<F1>      Amounts  shown include cash compensation  earned  by
executive officers as well as amounts earned but deferred. Management believes that the value of any other benefits to any officer during 1993 or to any officer other than Mr. Pfeiffer during 1994 and 1992 did not exceed $50,000 or fall within any other category requiring inclusion.
<F2>      All figures in this column reflect number of  shares
adjusted to reflect the Company's three-for-one stock split  in
1994.
<F3>      In  accordance with the employment agreement between
the Company and Mr. Pfeiffer executed in 1992, the Company paid these funds to Mr. Pfeiffer to reimburse him for U.S. taxes incurred  in  1992  and  1994 upon exercise  of  certain  stock options.
<F4>      Amount  reflects  a  deferred  unfunded  bonus,  the
payment of which is subject to conditions established by the Compensation Committee of the Board of Directors.
<F5>      Amount  shown  includes $4,500  contributed  to  the
Company's defined contribution plan on behalf of Mr. Cooley and a $225,000 deferred unfunded bonus, the payment of which is subject to conditions established by the Compensation Committee of the Board of Directors.
<F6>       Amount   contributed  to  the   Company's   defined
contribution plan on behalf of the named executive officers.
<F7)      Amount  shown  includes $27,000 contributed  to  the
Company's defined contribution plan and deferred compensation and supplemental savings plan on behalf of Mr. Stimac and a $225,000 deferred unfunded bonus, the payment of which is subject to conditions established by the Compensation Committee of the Board of Directors.
<F8>      Amount  shown  includes $23,100 contributed  to  the
Company's defined contribution plan and deferred compensation and supplemental savings plan on behalf of Mr. White and a $200,000 deferred unfunded bonus, the payment of which is subject to conditions established by the Compensation Committee of the Board of Directors.

                           TABLE II
                     1994 OPTION EXERCISES
                  AND YEAR-END OPTION VALUES


                                                    Number of Unexercised       Value of Unexercised
                                                          Options at            in-the-Money Options
                                                  1994 Stock Option Exercises   at December 31, 1994
                                 Value
Name                 Shares      Realized         Exercisable  Unexercisable  Unexercisable  Exercisable

Eckhard Pfeiffer     300,000     $ 9,642,236      1,198,015    1,071,985      $33,071,971    $21,292,478
Andreas Barth         78,000       2,233,379        288,301      324,699        7,686,569      6,350,345
Ross Cooley          114,498       2,708,956         16,004      308,498          401,949      5,821,163
Gary Stimac          540,000      14,227,809         68,255      376,745        1,607,867      7,829,798
Daryl White          246,349       5,430,078         23,505      372,246          621,241      7,711,857


                           TABLE III
                   1994 STOCK OPTION GRANTS


                                                                                   Gains based on Assumed Rates
                                                                                   of Stock Price Appreciation
                                   1994 Stock Option Grants                          for option term <F1>
                                 -------------------------------------------------------------------------------
                                 % of 1994       Exercise/Base                   Assumed      Assumed
Name                 Granted     Employee        Price per share  Expiration     Rate         Rate
                     <F2>        Option Grants   9/22/94          Date           5%           10%

Eckhard Pfeiffer     290,000     5.11%           $35.38           9/22/04        $6,452,584    $16,352,116
Andreas Barth         85,000     1.49             35.38           9/22/04         1,891,275      4,792,862
Ross Cooley           85,000     1.49             35.38           9/22/04         1,891,275      4,792,862
Gary Stimac           85,000     1.49             35.38           9/22/04         1,891,275      4,792,862
Daryl White           85,000     1.49             35.38           9/22/04         1,891,275      4,792,862
All Stockholders:
258,390,613
shares outstanding
9/22/94                N/A        N/A            $35.38           N/A            $5.8 billion  $14.6 billion
Named officers
gain as % of all
Stockholders'gain      N/A        N/A            N/A              N/A            .24%          .24%

<F1>      The  potential gain is calculated from  the  closing
price of Common Stock on September 22, 1994, the date of grants to executive officers. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved.
<F2>     Option grants generally vest over 60 months from  the
date of grant and expire ten years from date of grant.

                           TABLE IV
                      GERMAN PENSION PLAN

                    Final Average      Annual Pension Benefits without Reductions
Eckhard Pfeiffer     Base Salary     for Anticipated Social Security and Prior Employer Pension Benefits

Years of Service                     15        20        25        30         35

                   $   900,000   $352,174 $ 469,565  $ 540,000 $ 540,000  $ 540,000
                     1,000,000    391,304   521,739    600,000   600,000    600,000
                     1,100,000    430,435   573,913    660,000   660,000    660,000
                     1,200,000    469,565   626,087    720,000   720,000    720,000
                     1,300,000    508,696   678,261    780,000   780,000    780,000

                    Final Base         Annual Pension Benefits without Reduction
Andreas Barth        Salary              for Anticipated Social Security Benefits

Years of Service                      15         20        25        30        35
                     $ 400,000    $120,000   $160,000  $200,000   $240,000  $280,000
                       500,000     150,000    200,000   250,000    300,000   350,000
                       600,000     180,000    240,000   300,000    360,000   420,000
                       700,000     210,000    280,000   350,000    420,000   490,000
                       800,000     240,000    320,000   400,000    480,000   560,000

     Table IV indicates anticipated benefits at age 65 assuming the years of service with the Company shown. At December 31, 1994, Mr. Pfeiffer and Mr. Barth had eleven years and six years of vested service, respectively. Benefits for Mr. Pfeiffer are calculated based on a formula under which he receives benefits equal to sixty percent of his average base salary over his final three years of employment. Any benefit is offset by U.S. and German social security benefits, pension payments from previous employers, and any amounts contributed by the Company on his behalf to the U.S. defined contribution plan. Benefits for Mr. Barth are calculated based on a formula under which he receives an annual retirement benefit equal to two percent of his final base salary times his years of service. This benefit will be offset by German social security benefits. The Company's executive officers in the United States are eligible to participate in the Company's defined contribution plan and defined contribution and supplemental savings plan. Amounts contributed to the defined contribution plan and defined contribution and supplemental savings plan are included in Table I.

Executive Officer Agreements

      Effective January 1, 1992, the Company entered into an employment agreement with Mr. Pfeiffer (the "CEO Agreement"). The CEO Agreement sets forth certain of the terms of Mr. Pfeiffer's employment, including Mr. Pfeiffer's right to receive a severance payment equal to four times his base salary (excluding bonuses) upon (i) termination of employment without cause or (ii) his resignation following his removal as Chief Executive Officer or a change of control of the Company. In such events, the CEO Agreement also calls for Mr. Pfeiffer to vest in all his outstanding stock options and to have a two-year period to exercise options granted before 1989. Mr. Pfeiffer's right to receive the severance payment, accelerated stock option vesting, and an extension of the period to exercise his options is subject to his execution of a release of any claims against the Company and his agreement not to compete with the Company or solicit its employees for 24 months following termination of employment. The agreement set forth Mr. Pfeiffer's base compensation for 1992 and calls for Mr. Pfeiffer and the Company to renegotiate Mr. Pfeiffer's base salary on an annual basis. The CEO Agreement also set forth the Company's agreement to indemnify Mr. Pfeiffer for certain personal income taxes related to his relocation to the United States in 1991, which obligation has been fulfilled. The CEO Agreement governs the terms and conditions of Mr. Pfeiffer's employment with the Company until he resigns or his employment is terminated at any time by the Company, with or without cause.

      The Company has entered into severance arrangements with Messrs. Barth, Cooley, Stimac and White. The Company has agreed with each of these officers that upon (i) termination of employment without cause or (ii) resignation following a material change in the officer's duties, a change of control, disability, a reduction in pay greater than 25%, or the Compa ny's failure to renew the agreement, such officer would receive a severance payment equal to eighteen months of base compensation. The Company's obligation to make such payment is subject to the officer's execution of a release and noncompetition and nonsolicitation agreement.

      The Company's stock option plans provide for full vesting of outstanding options in the event there is a change of control of the Company.


                 COMPENSATION COMMITTEE REPORT

      The Compensation Committee of the Board of Directors, composed of independent outside directors, is responsible for setting the policies that govern the Company's compensation programs, administering the Company's equity compensation plans, and establishing the cash compensation of executive officers. The Committee's objectives are to establish compensation programs designed to attract, retain, and reward executives who will lead the Company in achieving its business goals in a highly competitive and rapidly changing industry and to ensure that management compensation is reasonable in light of the Company's objectives, compensation for similar personnel in other companies, and other relevant criteria. The compensation mix for executive officers consists of base salaries, an annual cash bonus system, and stock option awards. As a result, much of an executive officer's compensation is based upon the financial performance of the Company.

     The Committee makes its compensation decisions based on an analysis of the Company's performance and an evaluation of comparative compensation information. Comparative performance data in 1994 was based on a group of 35 industry competitors, which included all of the companies in the S&P Computer Systems Index as well as certain other companies. The peer group is recommended to the Committee by an outside consulting firm, which analyzes companies for similar product lines, size, and financial structure. In 1994, the Company's performance placed the Company at about the 90th percentile in the peer group based on an evaluation of return on total capital and sales growth, which are highly correlated with long-term stockholder value creation.

      Comparative compensation data in 1994 was derived from analysis of several independent surveys of compensation practices by the Company and outside consultants. Information from the computer and electronics industry segments is used wherever available. Nearly all of the companies in the comparative performance analysis are included in one or more of the surveys used to assess comparative compensation practices. The Committee believes these sources provide the appropriate information to evaluate the cash and equity compensation pay practices of the companies with which the Company competes to hire and retain executives.

       The Committee annually establishes each executive officer's base salary based on the Committee's evaluation of the officer's performance and contribution in the previous year and on competitive pay practices. The Company targets executive base salary range midpoints at the 62nd percentile of relevant market data. The Committee determined each executive officer's base compensation for 1994, including the Chief Executive Officer's, based upon an appraisal of the officer's contribution to the Company's results in 1993 and the officer's position and responsibilities for 1994. The criteria used in this appraisal varied based upon the officer's sphere of responsibility, but generally focused on measures such as sales growth in marketing and sales divisions, an assessment of plans for existing and new products in product divisions, expense control, and asset management.

      At the end of each year, the Committee establishes a cash bonus fund based on the Company's performance relative to the industry peer group. In 1994 the Committee evaluated comparative compensation data to determine the aggregate amount required to pay bonuses that would result in average total cash compensation to executives at the 90th percentile level, in line with the Company's performance in 1994. The Committee then  determined  the amount of the award  for  each  executive officer by reviewing comparative data for each executive officer's position at the 90th percentile total cash compensation levels and evaluating this information in light of individual contribution levels, succession plans, prospective future contributions, and retention requirements. In establishing Mr. Pfeiffer's bonus for 1994, the Committee considered the effective strategies that were initiated and executed by Mr. Pfeiffer, which resulted in record-setting financial performance in 1994, including an annual sales increase  to  $10.9  billion from  $7.2  billion  in  1993,  an increase in earnings per share to $3.21 from $1.78 in 1993, more than 50 percent growth in the number of unit shipments worldwide, and, in particular, the industry and financial community's confidence in Mr. Pfeiffer's leadership. The Committee authorizes the Chief Executive Officer to allocate the remainder of the bonus fund to key employees other than executive officers based on competitive pay practices and individual performance and contributions.
      The Compensation Committee and the Board of Directors believe that management's ownership of a significant equity interest in the Company is a major incentive in building shareholder wealth and aligning the long-term interests of management and stockholders. Stock options, therefore, are granted by the Committee at option prices not less than the fair market value of the Company's common stock on the grant date and generally vest over sixty months. Thus stock options have no value unless the share price increases over the fair market value on the date of grant. Option awards contribute to the retention of key executives since executives realize the benefits of options only as they vest based on tenure after the grant. The Compensation Committee determines which employees receive stock option grants by evaluating the responsibilities and relative positions of key employees in comparison to like or similar positions at competitor companies.

      The Committee uses competitive market data and historical option grant practices to determine an appropriate range of awards for similar positions and makes awards within this range based on an evaluation that takes into consideration the employee's past and prospective contributions to the success of the Company as well as the projected value of outstanding unvested shares and proposed awards. To evaluate projected values, the Committee uses stock price projections two years in the future that are based on Value Line predictions of the industry share growth rate. Based on the Company's performance in comparison to the peer group, the Committee determined that in 1994 options should be awarded to Mr. Pfeiffer and other key executives at levels above the 90th percentile of comparative grant practices reflected in the various survey sources.

     In its tax year beginning December 1, 1994, the Company is subject to Internal Revenue Code Section 162(m), which could limit the deductibility of certain compensation payments to its executive officers. The Company believes that any compensation realized in connection with the exercise of stock options granted by the Company will continue to be deductible as performance-based compensation. The Committee has evaluated the impact of this legislation on its cash and equity compensation programs and has adopted two additional compensation plans that are being submitted for approval by the stockholders of the Company in April 1995. The Company believes that compensation paid under the new Bonus Incentive Plan and that compensation realized in connection with grants under the 1995 Equity Incentive Plan should qualify for full deductibility under Section 162(m). The Company generally intends to comply with the requirements of Section 162(m); however, it also intends to weigh the burdens of such compliance against the benefits to be obtained by the Company from such compliance, and in the future may pay compensation that is not fully deductible if it determines that such payments are in the Company's best interests.

                     Compensation Committee

               Robert Ted Enloe, III, Chair  Peter N. Larson
               George H. Heilmeier           Kenneth L. Lay
               George E.R. Kinnear II        Kenneth Roman



Stock Performance Graph

      The following graph compares the Company's cumulative total return to the S&P 500 and the S&P Computer Systems Composite Index over a five-year period, beginning December 31, 1989, and ending December 31, 1994. The total stockholder return assumes $100 invested at the beginning of the period in Compaq Common Stock, the S&P 500, and the S&P Computer Systems Composite Index. It also assumes reinvestment of all dividends. Past financial performance should not be considered to be a reliable indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.


                            TABLE V
       Comparison of Five-Year Cumulative Total Return
   (Linear graph with coordinates indicated in the table below)

                                  1989   1990  1991  1992  1993   1994

Compaq Computer Corporation        100    142    66   123   186    298
S&P 500 Composite                  100     97   126   136   150    152
S&P Computer Systems Composite     100    112   100    73    76     98


                          Proposal 2

AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION TO INCREASE
        THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     At the meeting, stockholders will be asked to consider and vote upon a proposal to amend the Company's Restated Certificate of Incorporation, as amended, increasing the number of shares of authorized Common Stock, $.01 par value, from 400,000,000 to 1,000,000,000. Such amendment was declared advisable and unanimously approved by the Board of Directors in January 1995.

      The Company's Restated Certificate of Incorporation, as amended, currently authorizes the issuance of 410,000,000 shares of capital stock composed of 400,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, $.01 par value. The proposed amendment would increase the Company's total authorized capital stock by 600,000,000 shares, from 410,000,000 shares to 1,010,000,000 shares. If the amendment is authorized, the text of Article 4.A., as amended from time to time, would be amended to read as follows:

     "A.   Authorized Shares and Classes of Stock:   The
     total   number   of  shares  of  stock   that   the
     Corporation  shall have the authority to  issue  is
     1,010,000,000  shares composed of (i) 1,000,000,000
     shares  of  Common Stock, par value $.01 per  share
     (Common  Stock);  and  (ii)  10,000,000  shares  of
     Preferred   Stock,  par  value   $.01   per   share
     (Preferred Stock)."

      At January 31, 1995, there were 261,306,079 shares of Common Stock outstanding and 48,117,425 shares of unissued Common Stock reserved for issuance under the Company's employee and director equity compensation plans. In addition, as described in "Proposal 3" below, the Board of Directors has proposed to reserve an additional 13,000,000 shares for issuance under the proposed 1995 Equity Incentive Plan. Assuming the 1995 Equity Incentive Plan is adopted, the Company will have 61,117,425 shares of authorized Common Stock reserved for future issuance under such plans. The Board of Directors has determined that the number of authorized shares of Common Stock should be increased to provide the Company with the flexibility to conduct the Company's future operations, including the issuance, distribution, exchange, or reservation of shares of Common Stock for stock dividends, acquisitions, financings, and employee equity compensation plans.

      In May 1994, the Company issued 174,994,320 shares of Common Stock as the result of a three-for-one stock split effected in the form of a stock dividend. The Board of Directors currently has no specific plans to issue additional Common Stock except as provided in the Company's employee and director equity compensation plans. Under certain circumstances, an increase in the number of authorized shares of a corporation's capital stock can provide management with a means of discouraging an unsolicited change in control. Although the proposed amendment may allow the Board of Directors to issue additional shares of Common Stock in the event of an unsolicited attempt to acquire control of the Company as a means of discouraging a hostile bidder, the Company's Board of Directors has no present intention of using the additional shares for such a purpose, except to the extent such an issuance could occur under the Company's Shareholder Rights Plan. The Board of Directors is not presently aware of any plans to acquire control of the Company.

      Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that the current stockholders do not have a prior right to purchase any new issue of capital stock of Compaq Computer Corporation in order to maintain their proportionate ownership. However, stockholders wishing to maintain their interests may be able to do so through normal market purchases.

Approval

      Approval of the proposed amendment to the Company's Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding. Proxies solicited by management will be voted FOR this proposal unless a vote against this proposal or abstention is specifically indicated.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
APPROVAL OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF
INCORPORATION.


                          Proposal 3

          APPROVAL OF THE 1995 EQUITY INCENTIVE PLAN

     In January 1995, the Board of Directors declared advisable and unanimously adopted, subject to stockholder approval at the Annual Meeting, the Compaq Computer Corporation 1995 Equity Incentive Plan (the "1995 Equity Plan"). If approved by stockholders, the 1995 Equity Plan will provide for the granting of stock options and other stock and cash awards in order to facilitate the attraction, retention, and motivation of key employees, as well as enabling such employees to participate in the long-term growth and financial success of the Company.

Shares Reserved under the 1995 Equity Plan

      The initial number of shares of Common Stock that may be purchased under the 1995 Equity Plan shall not exceed 13 million, subject to adjustment in the event of stock dividends, stock splits, combination of shares, recapitalizations, or other changes in the outstanding Common Stock. Such adjustments may be made by the Committee. The shares issuable under the 1995 Equity Plan may be drawn from either authorized but previously unissued shares of Common Stock or from reacquired shares of Common Stock, including shares purchased by the Company on the open market and held as treasury shares.

Material Features of the 1995 Equity Plan

      The following brief description of the material features of the 1995 Equity Plan is qualified in its entirety by reference to the full text of the Plan that is attached to this Proxy Statement as Exhibit A.

      The 1995 Equity Plan shall be administered by a Committee designated by the Board of Directors and composed of at least the minimum number of persons required by Rule 16b-3, each of whom, as may be required by Rule 16b-3, is a "disinterested person" within the meaning of this rule. Currently the Compensation Committee is this Committee. The Committee shall have, among other powers, the power to interpret, waive, amend, establish, or suspend rules and regulations of the 1995 Equity Plan in its administration of the 1995 Equity Plan.

      The Committee shall have sole and complete authority to grant to eligible participants one or more equity awards, including incentive stock options and/or nonqualified stock options, stock appreciation rights, restricted stock and restricted stock units, performance awards, other stock-based awards, or any combination thereof. The Committee shall have the sole discretion to determine the number or amount of shares, units, cash, or other rights or awards to be awarded to any participant; however, subject to adjustment as provided in the 1995 Equity Plan, no executive officer may receive awards under the plan in any calendar year that relate to more than 500,000 shares, except that a new employee who begins service as Chief Executive Officer may receive awards that relate to up to 1,000,000 Shares in the calendar year in which employment with the Company begins.

     Subject to the restrictions described below, the Committee in its sole discretion shall establish the exercise price, grant price, or value of awards. Should the Committee establish a program under which restoration options are granted to employees utilizing options to pay the exercise price of outstanding options, such options shall have a per share exercise price of not less than 100% of the per share fair market value on the date of grant. Restricted stock and restricted stock units shall have a value equal to the fair market value of a share of Common Stock, as determined in the Committee's discretion. Each award will be evidenced by an award agreement that will be delivered to the participant specifying the terms and conditions of the award and any rules applicable to such award.

      Upon a change in control as defined in, and subject to certain limitations under, the 1995 Equity Plan, all outstanding awards will vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of award granted. Awards are nontransferable; however, an award may be transferable under the 1995 Equity Plan to the extent set forth in the applicable award agreement if such award agreement provisions do not disqualify such award for exemption under Rule 16b-3 or if such award is not intended to qualify for exemption under Rule 16b-3. Awards may be made under the 1995 Equity Plan until the number of shares available for grant has been exhausted; provided, however, no incentive stock option (as defined in Section 422 of the Internal Revenue Code of 1986) shall be granted after December 31, 2005.

Eligible Participants

      Under the 1995 Equity Plan, and as designated by the Committee, any employee of the Company or the Company's affiliates who is not a member of the Committee may participate in the plan and receive award(s) thereunder. This includes the Chief Executive Officer, who is a director, thirteen other executive officers, and approximately 14,500 other employees.

Nature  of  Amendments Allowed to the 1995 Equity Plan  Without
Stockholder Action

       The Board of Directors may amend, alter, suspend, discontinue, or terminate the 1995 Equity Plan or any portion thereof at any time, provided that no such action will be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement with which the Board deems it necessary or desirable to comply.

New Plan Benefits

      No benefits or amounts have been allocated under the 1995 Equity Plan; nor are any such benefits or amounts now determinable. For comparison purposes, please refer to the grants and awards that were made under the Company's existing stock option plans in 1994, shown in the 1994 stock option grants table on page 8 of this Proxy Statement. In addition to the data shown in that table, in 1994, 1,356,000 stock options were granted to all current executive officers as a group and 4,211,225 stock options were granted to all other employees as a group. The Company's existing employee plans, like the 1995 Equity Plan, do not allow awards to non-employee directors. The Company grants stock options to non-employee directors under the "Director Plan," which is described in the section "Directors' Compensation" above.

Discussion of Federal Income Tax Consequences

      Set forth below is a summary of the federal income tax consequences relating to awards granted under the 1995 Equity Plan. The 1995 Equity Plan has been designed to meet the requirements in Section 162(m) of the Internal Revenue Code of 1986 (the "Code").

Incentive Stock Options

      No taxable income is recognized by the optionee upon the grant or exercise of an incentive stock option ("ISO") that meets the requirements of Section 422 of the Code. However, the exercise of an ISO may result in alternative minimum tax liability for the optionee. If no disposition of shares issued to an optionee pursuant to the exercise of an ISO is made by the optionee within two years from the date of grant or within one year after the date of exercise, then upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and no deduction will be allowed to the Company for federal income tax purposes.

     If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally the optionee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise (or, if less, the amount realized on an arm's length sale of such shares) over the exercise price of the underlying options, and the Company will be entitled to deduct such amount. Any gain realized from the shares in excess of the amount taxed as ordinary income will be taxed as capital gain and will not be deductible by the Company.

      An ISO will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment, except in certain cases where the ISO is exercised after the death or permanent and total disability of the optionee. If an ISO is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as an nonqualified stock option ("NQO").

Nonqualified Stock Options

      No taxable income is recognized by the optionee at the time an NQO is granted under the 1995 Equity Plan. Generally, on the date of exercise of an NQO, ordinary income is recognized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount. Upon disposition of the shares acquired, an optionee generally recognizes the appreciation or depreciation on the shares after the date of exercise as either short-term or long-term capital gain or loss depending on how long the shares have been held.

      If the stock received upon exercise of an option or stock appreciation right is subject to a substantial risk of forfeiture, the income and the deduction, if any, associated with such award may be deferred in accordance with the rules described below for restricted stock.

Stock Appreciation Rights

      No income will be recognized by an optionee in connection with the grant of a stock appreciation right ("SAR"). When the SAR is exercised, the optionee will generally be required to include as taxable ordinary income in the year of such exercise an amount equal to the amount of cash received and the fair market value of any stock received. The Company will generally be entitled to a deduction equal to the amount includable as ordinary income by such optionee.

Restricted Stock

      A recipient of restricted stock generally will be subject to tax at ordinary income rates on the excess of the fair market value of the stock (measured at the time the stock is either transferable or is no longer subject to forfeiture) over the amount, if any, paid for such stock. However, a recipient who elects under Section 83(b) of the Code within 30 days of the date of issuance of the restricted stock to be taxed at the time of issuance of the restricted stock will recognize ordinary income on the date of issuance equal to the fair market value of the shares of restricted stock at that time (measured as if the shares were unrestricted and could be sold immediately), minus any amount paid for such stock. If the shares subject to such election are forfeited, the recipient will be entitled to a capital loss for tax purposes only for the amount paid for the forfeited shares, not the amount recognized as ordinary income as a result of the Section 83(b) election. The holding period to determine whether the recipient has long-term or short-term capital gain or loss upon sale of shares begins when the forfeiture period expires (or upon issuance of the shares, if the recipient elected immediate recognition of income under Section 83(b) of the Code).

Approval

      Approval of the 1995 Equity Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting. Broker non-votes will not be treated as shares present or represented and entitled to vote at the Annual Meeting. The Board of Directors believes that the approval of this Plan is in the best interests of the Company since it will facilitate the Company's attraction, motivation and retention of key employees, while maintaining the Company's ability to fully deduct its performance-based compensation under Section 162(m) of the Internal Revenue Code.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF 1995 EQUITY INCENTIVE PLAN. Proxies solicited by management will be voted FOR this proposal unless a vote against this proposal or abstention is specifically indicated.


                          Proposal 4

          APPROVAL OF THE COMPAQ COMPUTER CORPORATION
                     BONUS INCENTIVE PLAN

      In January 1995 the Board of Directors declared advisable and unanimously adopted, subject to stockholder approval at the Annual Meeting, the Compaq Computer Corporation Bonus Incentive Plan (the "Bonus Plan"). If approved by stockholders, the Bonus Plan will provide incentives for senior executives and other key employees whose performance in fulfilling the responsibilities of their positions can have a major impact on the profitability and future growth of the Company and its subsidiaries.

Material Features of the Bonus Incentive Plan

     The following summary description of the material terms of the Bonus Plan is qualified in its entirety by reference to the full text of the Plan that is attached to this Proxy Statement as Exhibit B.

     The Bonus Plan shall be administered by a Committee of two or more "outside" directors designated by the Board of Directors. Currently the Compensation Committee is this Committee. The Committee will have full authority to interpret the Bonus Plan and to adopt such rules and regulations deemed necessary by the Committee to effect the purposes of the Bonus Plan. The Committee, however, may not exercise any such authority if such action would have the effect of increasing the amount of an award under the Bonus Plan to any officer defined as a "covered employee" ("Covered Employee") under
Section 162(m) of the Code, which generally includes executive officers listed in the compensation tables of the Company's proxy statement for the annual meeting following the year in which such compensation is paid. The Committee has the sole discretion to select officers or other employees of the Company or the Company's subsidiaries who will be eligible to earn awards under the Bonus Plan for that calendar year. The Committee also has the authority to determine the amount of such awards and any conditions under which they may be earned.

      Annual bonus awards will be paid in the form of cash, and participants in the U.S. may have any or all of such awards deferred into the Compaq Computer Corporation Deferred Compensation and Supplemental Savings Plan. Such awards are nontransferable and nonassignable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order prior to the payment of an award. Subject to the discretion of the Committee, the amount of any award to any Covered Employee shall be 15% of the plan funding amount for the award year. The plan funding amount is equal to 6% of pretax operating income for the applicable award year. Payments to a Covered Employee are contingent upon the
Committee's certifying the plan funding amount for the applicable award year. Where special factors are present, the Committee, at its sole discretion, may adjust net income as it is used to determine payments under the Bonus Plan, except that such adjustments shall be disregarded for purposes of calculating the amount that may be paid to a Covered Employee under the Bonus Plan. The Committee may reduce or eliminate an award amount to a covered officer.

Eligible Participants

      Under the Bonus Plan, and as designated by the Committee, any employee of the Company or the Company's subsidiaries may participate in the Plan and receive award(s) thereunder. This includes the Chief Executive Officer, who is a director, thirteen  other  executive officers, and  approximately  14,500 other employees.

Nature  of  Amendments  Allowed to  the  Bonus  Incentive  Plan
Without Stockholder Action

     The Board of Directors may terminate or amend, in whole or in part, the Bonus Plan. However no such action may adversely affect the rights of any participant under any awards deferred by such participant into the Compaq Computer Corporation Deferred Compensation and Supplemental Savings Plan. Upon such whole or partial termination of the Bonus Plan the Committee may, in its sole discretion, direct the payment to participants of any awards not already paid out prior to the respective dates upon which payments would otherwise be made, in a lump sum or installments. The Board of Directors may delegate to the Committee any or all of its authority relating to amending or terminating the Bonus Plan. However, any amendment to the Bonus Plan that would affect any Covered Employee shall be approved by the Company's stockholders if required by Section 162(m) of the Internal Revenue Code.

New Plan Benefits

     The benefits to be received for 1995 performance under the Bonus Plan are not yet determinable. However, the maximum amounts that could have been received by or allocated to each of the following for 1994 if the plan had been in effect, without giving effect to the discretionary authority of the Committee to reduce such amounts, are shown below in the New Plan Benefits table.

                           TABLE VI
                       NEW PLAN BENEFITS

       Compaq Computer Corporation Bonus Incentive Plan

Name and Principal Position                              Dollar Value ($) of
                                                        Payments/Deposits <F1>
Eckhard Pfeiffer,Chief Executive Officer                   $  10,548,000
Andreas Barth, Senior Vice President, EMEA                    10,548,000
Ross Cooley, Senior Vice President, North America             10,548,000
Gary Stimac, Senior Vice President, Systems Division          10,548,000
Daryl White, Chief Financial Officer                          10,548,000
Executive Officer Group                                       70,320,000
Non-Executive Director Group                                           0
Non-Executive Officer Employee Group                                   0 <F2>

<FN1>     Amounts shown would have been subject to reduction in
the sole discretion of the Committee and would have been been paid at such times and upon such additional conditions as the Committee established.
<FN2>     Maximum amount this group could have received was
$70,320,000, reduced by amounts paid to executive officers.

Discussion of Federal Income Tax Consequences

      The Revenue Reconciliation Act of 1993 added Section 162(m) to Code. Section 162(m) limits the corporate income tax deduction for publicly held companies to $1,000,000 in any tax year for compensation paid to each of the Chief Executive Officer and the four highest paid executive officers apart from the Chief Executive Officer. This rule applies to all deductible compensation including the deduction arising from the payment of annual bonuses. Various forms of compensation are exempted from this deduction limitation, including payments that are (a) subject to the attainment of pre-established objective performance goals, (b) established and administered by outside directors, and (c) approved by the stockholders. The Board of Directors believes payments made under the Bonus Plan will qualify for exemption from the operation of Section 162(m) and, therefore, will qualify as deductible by the Company.

Approval

       Approval of the Compaq Computer Corporation Bonus Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting. Broker non-votes will not be treated as shares present or represented and entitled to vote. The Board of Directors believes that the approval of this Plan is in the best interests of the Company since it will facilitate the Company's attraction, motivation and retention of key executives, while maintaining the Company's ability to fully deduct its performance based compensation under Section 162(m) of the Internal Revenue Code.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPAQ COMPUTER CORPORATION BONUS INCENTIVE PLAN. Proxies solicited by management will be voted FOR this proposal unless a vote against this proposal or abstention is specifically indicated.

                      GENERAL INFORMATION

      Price Waterhouse LLP, independent accountants, has served as the independent accountants of the Company since 1982, the year of the Company's incorporation, and has been appointed to audit the Company's consolidated financial statements for 1995. The Board has not proposed that any formal action be taken at the meeting with respect to the employment of Price Waterhouse LLP inasmuch as no such action is legally required. Representatives of Price Waterhouse LLP plan to attend the annual meeting and will be available to answer appropriate questions. Representatives of Price Waterhouse LLP will have the opportunity to make a statement at the meeting if they so desire.

      Proposals of shareholders that are intended to be present ed at the Company's 1996 annual meeting of stockholders must be received by the Company no later than November 16, 1995, to be included in the proxy statement and proxy relating to that meeting.




 Your vote is important!  Please sign and return your proxy in the enclosed envelope.


                           EXHIBIT A

                  Compaq Computer Corporation
                  1995 Equity Incentive Plan


SECTION 1.
Purpose. The purposes of the Compaq Computer Corporation 1995 Equity Incentive Plan are to promote the interests of Compaq Computer Corporation and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees of the Company and its Affiliates, as defined below;
(ii) motivating such employees by means of performance-related incentives to achieve long-range performance goals; and (iii) enabling such employees to participate in the long-term growth and financial success of the Company.


SECTION 2.
Definitions.   As used in the Plan, the following  terms  shall
have the meanings set forth below:

"Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

"Award"  shall  mean  any  Option,  Stock  Appreciation  Right,
Restricted  Stock Award, Performance Award or other Stock-Based
Award.

"Award  Agreement" shall mean any written agreement,  contract, or  other  instrument or document evidencing any  Award,  which
may,   but  need  not,  be  executed  or  acknowledged   by   a
Participant.

"Board" shall mean the Board of Directors of the Company.

"Change in Control" shall be deemed to have occurred if: (i) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i),
(iii), or (iv) of this paragraph whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 30% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. If any of the events enumerated in clauses (i) through (iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom, for purposes of the Plan.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

"Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than the minimum number of persons from time to time required by Rule 16b-3, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a "disinterested person" within the meaning of Rule 16b-3. Until otherwise determined by the Board, the Compensation Committee designated by the Board shall be the Committee under the Plan.

"Company" shall mean Compaq Computer Corporation, together with any successor thereto.

"Employee" shall mean an employee of the Company or of any Affiliate.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Executive Officer" shall mean, at any time, an individual who is an executive officer of the Company within the meaning of Exchange Act Rule 3b-7 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time, or who is an officer of the Company within the meaning of Exchange Act Rule 16a-1(f) as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

"Fair Market Value" shall mean the fair market value of the property or other item being valued, as determined by the Committee in its sole discretion.

"Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

"Net After-Tax Amount" shall mean the net amount of compensation, assuming for this purpose only that all vested Awards and other forms of compensation subject to vesting upon such Change of Control are exercised upon such Change in Control, to be received (or deemed to have been received) by such Participant in connection with such Change of Control under any option agreement and under any other plan, arrangement or contract of the Company to which such Participant is a party, after giving effect to all income and excise taxes applicable to such payments.

"Non-Qualified  Stock Option" shall mean a  right  to  purchase
Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

"Option"  shall  mean  an  Incentive Stock  Option  or  a  Non-
Qualified Stock Option and shall include a Restoration Option.

"Other  Stock-Based Award" shall mean any right  granted  under
Section 10 of the Plan.

"Participant" shall mean any Employee selected by the Committee to receive an Award under the Plan.

"Performance Award" shall mean any right granted under  Section
9 of the Plan.

"Person"  shall mean any individual, corporation,  partnership,
association,   joint-stock   company,   trust,   unincorporated
organization, government or political subdivision thereof or other entity.

"Plan"  shall mean this Compaq Computer Corporation 1995 Equity
Incentive Plan.

"QDRO" shall mean a domestic relations order meeting such requirements as the Committee shall determine, in its sole discretion.

"Restoration Option" shall mean an Option granted  pursuant  to
Section 6(e) of the Plan.

"Restricted Stock" shall mean any Share granted under Section 8 of the Plan.

"Restricted  Stock  Unit" shall mean  any  unit  granted  under
Section 8 of the Plan.

"Rule   16b-3"  shall  mean  Rule  16b-3  as  promulgated   and
interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

"SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

"Shares" shall mean shares of the common stock, $.0l par value, of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

"Stock  Appreciation Right" shall mean any right granted  under
Section 7 of the Plan.

"Substitute Awards" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.


SECTION 3.
Administration.

(a) Authority of Committee. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants;
(ii) determine the type or types of Awards to be granted to an eligible Employee; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and
(ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b) Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder and any Employee.


SECTION 4.
Shares Available for Awards.

(a)   Shares  Available.  Subject to adjustment as provided  in
Section 4(b), the number of Shares with respect to which Awards may be granted under the Plan shall be 13 million. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or by an award granted under any prior stock award plan of the Company, or to which such an Award or award relates, are forfeited, or if such an Award or award is settled for cash or otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Award or award, or to which such Award or award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again become Shares with respect to which Awards may be granted. In the event that any Option or other Award granted hereunder or any award granted under any prior stock award plan of the Company is exercised through the delivery of Shares or in the event that withholding tax liabilities arising from such Award or award are satisfied by the withholding of Shares by the Company, the number of Shares available for Awards under the Plan shall be increased by the number of Shares so surrendered or withheld. Notwithstanding the foregoing and subject to adjustment as provided in Section 4(b), no Executive Officer of the Company may receive Awards under the Plan in any calendar year that relate to more than 500,000 Shares; provided, however, a new employee who begins service as Chief Executive Officer may receive Awards that relate to up to 1,000,000 Shares in the calendar year in which employment with the Company begins.

(b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, in each case, that (A) with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, as from time to time amended and (B) with respect to any Award no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m) of the Code, as from time to time amended.

(c) Substitute Awards. Any Shares underlying Substitute Awards shall not, except in the case of Shares with respect to which Substitute Awards are granted to Employees who are officers or directors of the Company for purposes of Section 16 of the Exchange Act or any successor section thereto, be counted against the Shares available for Awards under the Plan.

(d)   Sources of Shares Deliverable Under Awards.   Any  Shares
delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.


SECTION  5.      Eligibility. Any  Employee,  including   any
officer or employee-director of the Company or any Affiliate, who is not a member of the Committee, shall be eligible to be designated a Participant.


SECTION 6.     Stock Options.

(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

(b)   Exercise Price.  Subject to the requirement set forth  in
Section 6(e) the Committee in its sole discretion shall establish the exercise price at the time each option is granted.

(c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

(d) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such option price.

(e) Restoration Options. In the event that any Participant delivers Shares in payment of the exercise price of any Option granted hereunder in accordance with Section 6(d) or of any option granted under a prior stock award plan of the Company, or in the event that the withholding tax liability arising upon exercise of any such Option or option by a Participant is satisfied through the withholding by the Company of Shares otherwise deliverable upon exercise of the Option or option, the Committee shall have the authority to grant or provide for the automatic grant of a Restoration Option to such Participant. The grant of a Restoration Option shall be subject to the satisfaction of such conditions or criteria as the Committee in its sole discretion shall establish from time to time. A Restoration Option shall entitle the holder thereof to purchase a number of Shares equal to the number of such Shares so delivered or withheld upon exercise of the original Option or option. A Restoration Option shall have a per share exercise price of not less than 100% of the per Share Fair Market Value on the date of grant of such Restoration Option and such other terms and conditions as the Committee in its sole discretion shall determine.


SECTION 7.     Stock Appreciation Rights.

(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after grant, and shall have a grant price as determined by the Committee on the date of grant.

(b) Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof, provided that the Committee may for administrative convenience determine that, with respect to any Stock
Appreciation Right that is not related to an Incentive Stock Option and that can only be exercised for cash during limited periods of time in order to satisfy the conditions of Rule 16b-3, the exercise of such Stock Appreciation Right for cash during such limited period shall be deemed to occur for all purposes hereunder on the day during such limited period on which the Fair Market Value of the Shares is the highest. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights thereafter granted. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

(c) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

SECTION 8.
Restricted Stock and Restricted Stock Units.

(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards.

(b) Transfer Restrictions. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

(c) Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement.

(d) Dividends and Distributions. Dividends and other distributions paid on or in respect of any Shares of Restricted Stock may be paid directly to the Participant, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.


SECTION 9.     Performance Awards.

(a) Grant. The Committee shall have sole and complete authority to determine the Employees who shall receive a "Performance Award," which shall consist of a right that is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

(b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

(c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.


SECTION 10. Other Stock-Based Awards. The Committee shall have authority to grant to eligible Employees an "Other Stock-Based Award," which shall consist of any right that is (i) not an Award described in Sections 6 through 9 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.


SECTION 11. Termination or Suspension of Employment. The following provisions shall apply in the event of the Participant's termination of employment unless the Committee shall have provided otherwise, either at the time of the grant of the Award or thereafter.

(a)  Nonqualified Stock Options and Stock Appreciation Rights.

     (i) Termination of Employment. If the Participant's employment with the Company or its Affiliates is terminated for any reason other than death, permanent and total disability, or retirement, the Participant's right to exercise any Nonqualified Stock Option or Stock Appreciation Right shall terminate, and such Option or Stock Appreciation Right shall expire, on the earlier of
     (A) the first anniversary of such termination of employment or (B) the date such Option or Stock Appreciation Right would have expired had it not been for the termination of employment. The Participant shall have the right to exercise such Option or Stock Appreciation Right prior to such expiration to the extent it was exercisable at the date of such termination of employment and shall not have been exercised.

     (ii)   Death,   Disability   or   Retirement.    If    the
     Participant's employment with the Company or its Affiliates is terminated by death, permanent and total disability, or retirement, the Participant or his successor (if employment is terminated by death) shall have the right to exercise any Nonqualified Stock Option or Stock Appreciation Right to the extent it was exercisable at the date of such termination of employment and shall not have been exercised, but in no event shall such option be exercisable later than the date the Option would have expired had it not been for the termination of such employment. The meaning of the terms "total and permanent disability" and "retirement" shall be determined by the Committee.

     (iii) Acceleration and Extension of Exercisability. Notwithstanding the foregoing, the Committee may, in its discretion, provide (A) that an Option granted to a Participant may terminate at a date earlier than that set forth above, (B) that an Option granted to a Participant not subject to Section 16 of the Exchange Act may terminate at a date later than that set forth above, provided such date shall not be beyond the date the Option would have expired had it not been for the termination of the Participant's employment, and (C) that an Option or Stock Appreciation Right may become immediately exercisable when it finds that such acceleration would be in the best interests of the Company.

(b) Incentive Stock Options. Except as otherwise determined by the Committee at the time of grant, if the Participant's employment with the Company is terminated for any reason, the Participant shall have the right to exercise any Incentive Stock Option and any related Stock Appreciation Right during the 90 days after such termination of employment to the extent it was exercisable at the date of such termination, but in no event later than the date the option would have expired had it not been for the termination of such employment. If the Participant does not exercise such Option or related Stock Appreciation Right to the full extent permitted by the preceding sentence, the remaining exercisable portion of such Option automatically will be deemed a Nonqualified Stock Option, and such Option and any related Stock Appreciation Right will be exercisable during the period set forth in
Section 11(a) of the Plan, provided that in the event that employment is terminated because of death or the Participant dies in such 90-day period, the option will continue to be an Incentive Stock Option to the extent provided by Section 421 or
Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

(c) Restricted Stock. Except as otherwise determined by the Committee at the time of grant, upon termination of employment for any reason during the restriction period, all shares of
Restricted Stock still subject to restriction shall be forfeited by the Participant and reacquired by the Company at the price (if any) paid by the Participant for such Restricted Stock, provided that in the event of a Participant's retirement, permanent and total disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

(d) Leave Without Pay. Any time spent by a Participant in the status of "leave without pay" shall be disregarded for purposes of determining the extent to which any Award or portion thereof has vested or otherwise becomes exercisable or nonforfeitable.


SECTION 12.
Change in Control. Notwithstanding any other provision of the Plan to the contrary, upon a Change in Control all outstanding Awards shall vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of Award and no outstanding Stock Appreciation Right may be terminated, amended, or suspended upon or after a Change in Control; provided, however, that unless otherwise determined by the Committee at the time of award or thereafter, if it is determined that the Net After-Tax Amount to be realized by any Participant, taking into account the accelerated vesting provided for by this Section as well as all other payments to be received by such Participant in connection with such Change in Control, would be higher if Awards did not vest in accordance with this Section, then and to such extent the Awards shall not vest. The determination of whether any such Award should not vest shall be made by a nationally recognized accounting firm selected by the Company, which shall be instructed to consider that (i) Awards and other forms of compensation subject to vesting upon a Change of Control shall be vested in the order in which they were granted and within each grant in the order in which they would otherwise have vested and (ii) unless and to the extent any other plan, arrangement or contract of the Company pursuant to which any such payment is to be received provides to the contrary, such other payment shall be deemed to have occurred after any acceleration of Awards or other forms of compensation subject to vesting upon a Change of Control.


SECTION 13.  Amendment and Termination.

(a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement that is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act, for which or with which the Board deems it necessary or desirable to qualify or comply. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

(b)   Amendments  to  Awards.   The  Committee  may  waive  any
conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation, or termination that would adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder, or beneficiary.

(c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m) of the Code, as from time to time amended.

(d) Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award.


SECTION 14.    General Provisions.

(a) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under Section 10 or as an Award granted pursuant to Sections 6 through 9 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

(b) Nontransferabilitv. No Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution or pursuant to a QDRO, provided, however, that an Award may be transferable, to the extent set forth in the applicable Award Agreement, (i) if such Award Agreement provisions do not disqualify such Award for exemption under Rule 16b-3 or (ii) if such Award is not intended to qualify for exemption under such rule.

(c) No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

(d) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(e) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Employees who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

(f) Withholding. A participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise, or payments of any Award.

(g)  Award Agreements.  Each Award hereunder shall be evidenced
by   an  Award  Agreement  that  shall  be  delivered  to   the
Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

(h) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

(i) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(j) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

(k) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

(l) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(m) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder, or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

(n) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(o) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(p) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.


SECTION 15.  Term of the Plan.

(a)  Effective Date.  The Plan shall be effective as of January
26, 1995, subject to approval by the stockholders of the Company within one year thereafter.

(b) Expiration Date. No Incentive Stock Option shall be granted under the Plan after January 25, 2005. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted.

                           EXHIBIT B

                  Compaq Computer Corporation
                     Bonus Incentive Plan


SECTION 1. Purpose. The purpose of the Compaq Computer Corporation Bonus Incentive Plan (the "Plan") is to provide incentives for senior executives and other key employees whose performance in fulfilling the responsibilities of their positions can have a major impact on the profitability and future growth of Compaq Computer Corporation (the "Company") and its subsidiaries.


SECTION 2. Definitions. For the purposes of the Plan, the following terms shall have the meanings indicated:

"Award" shall mean the grant of an award by the Committee to a Participant pursuant to Section 4(a) or Section 4(d).

"Award Year" shall mean any calendar year with respect to the Company's performance in which an Award is granted.

"Board of Directors" shall mean the Board of Directors of the Company.

"Committee"  shall  mean the Committee designated  pursuant  to
Section   3.  Until  otherwise  determined  by  the  Board   of
Directors, the Compensation Committee designated by the Board of Directors shall be the Committee under the Plan.

"Covered Officer" shall mean at any date (i) any individual who, with respect to the previous taxable year of the Company, was a "covered employee" of the Company within the meaning of
Section 162(m), as hereinafter defined; provided, however, that the term "Covered Officer" shall not include any such individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected not to be such a "covered employee" with respect to the current taxable year of the Company and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a "covered employee" with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Award will be paid.

"Net  Income"  shall mean for any Award Year, operating  income
before   taxes  as  determined  by  the  Company's  independent
accountants for the Award Year, reduced by the aggregate amount of dividends on the Company's preferred stock, if any.

"Participant" shall mean a senior executive or other key employee of the Company selected by the Committee in accordance with Section 4(a) or Section 4(d) who receives an Award.

"Plan Funding Amount" shall mean with respect to any Award Year an amount equal to six percent of Net Income for such year.

"QDRO" shall mean a domestic relations order acceptable to the Committee in its sole discretion.

"Retirement" shall mean retirement from active service to the Company upon attaining 55 years of age, if the Participant's age plus years of active service equals at least 65, or as otherwise determined by the Committee.

"Section  162(m)"  shall mean Section 162(m)  of  the  Internal
Revenue Code of 1986 and the rules and other authorities thereunder promulgated by the Internal Revenue Service of the Department of the Treasury.


SECTION 3.     Administration.

(a) Committee. Subject to the authority and powers of the Board of Directors in relation to the Plan as hereinafter provided, the Plan shall be administered by a Committee designated by the Board of Directors consisting of two or more members of the Board of Directors each of whom is an "outside director" within the meaning of Section 162(m). The Committee shall have full authority to interpret the Plan and from time to time to adopt such rules and regulations for carrying out the Plan as it may deem best; provided, however, that the Committee may not exercise any authority otherwise granted to it hereunder if such action would have the effect of increasing the amount of an Award to any Covered Officer.

(b) Committee Determinations. All determinations by the Committee shall be made by the affirmative vote of a majority of its members, but any determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. All decisions by the Committee pursuant to the provisions of the Plan and all orders or resolutions of the Board of Directors pursuant thereto shall be final, conclusive and binding on all persons, including the Participants, the Company and its subsidiaries, and stockholders.


SECTION 4.     Eligibility for and Payment of Awards.

(a) Eligible Employees. Subject to the provisions of the Plan, in each calendar year the Committee may select officers or employees (including officers or employees who are also directors) of the Company or any of its subsidiaries who will be eligible to earn Awards under the Plan with respect to such year and determine the amount of such Awards and the conditions under which they may be earned.

(b) Payment of Awards. Awards that are earned with respect to any Award Year shall be paid in cash to Participants at such times and in such amounts as are determined by the Committee.

(c) Deferred Compensation Plan. Notwithstanding the provisions of Section 4(b), if, prior to any date established by the Committee for payment of any Award or portion thereof, a Participant shall so elect, in accordance with procedures established by the Committee, all or any part of an Award or portion thereof shall be deferred and paid in one or more periodic installments in accordance with the Compaq Computer Corporation Deferred Compensation and Supplemental Savings Plan.

(d)  Awards to Covered Officers.

     (i) Notwithstanding the provisions of Sections 4(a), 4(b), and 5(a) hereof, any Award to any Covered Officer shall be granted in accordance with the provisions of this
     Section 4(d). Subject to the discretion of the Committee as set forth in Section 5(b) hereof, the amount of the Award that may be granted with respect to any Award Year to any Covered Officer at the time of such grant shall be 15% of the Plan Funding Amount for such Award Year.

     (ii) Any provision of the Plan to the contrary notwithstanding, no Covered Officer shall be entitled to any payment of an Award with respect to an Award Year unless the members of the Committee shall have certified the Plan Funding Amount for such Award Year.


SECTION 5.  General Provisions.

(a) Adjustments to Net Income. If Net Income for any year shall have been affected by special factors (including material changes in accounting policies or practices, material acquisitions or dispositions of property, or other unusual items) that in the Committee's judgment should or should not be taken into account, in whole or in part, in the equitable administration of the Plan, the Committee may, for any purpose of the Plan, adjust Net Income and make payments accordingly under the Plan.

(b) No Adjustments for Covered Officers. Notwithstanding the provisions of subparagraph (a) above, any adjustments made in accordance with or for the purposes of subparagraph (a) shall be disregarded for purposes of calculating the Plan Funding Amount if and to the extent that such adjustments would have the effect of increasing the Plan Funding Amount. In addition, the Committee may, in the exercise of its discretion, reduce or eliminate the amount of an Award to a Covered Officer otherwise calculated in accordance with the provisions of Section 4(d) prior to payment thereof.

(c) No Assignment. No portion of any Award under the Plan may be assigned or transferred otherwise than by will or by the laws of descent and distribution or pursuant to a QDRO prior to the payment thereof.

(d) Tax Requirements. All payments made pursuant to the Plan shall be subject to withholding in respect of income and other taxes required by law to be withheld, in accordance with procedures to be established by the Committee.

(e) No Additional Participant Rights. The selection of an individual for participation in the Plan shall not give such Participant any right to be retained in the employ of the Company or any of its subsidiaries, and the right of the Company or any such subsidiary to dismiss or discharge any such Participant, or to terminate any arrangement pursuant to which any such Participant provides services to the Company is specifically reserved. The benefits provided for Participants under the Plan shall be in addition to, and shall in no way preclude, other forms of compensation to or in respect of such Participants.

(f) Liability. The Board of Directors and the Committee shall be entitled to rely on the advice of counsel and other experts, including the independent accountants for the Company. No member of the Board of Directors or of the Committee or any officers of the Company or its subsidiaries shall be liable for any act or failure to act under the Plan, except in circumstances involving bad faith on the part of such member or officer.

(g) Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any subsidiary or affiliate of the Company from adopting or continuing in effect other compensation arrangements, which arrangements may be either generally applicable or applicable only in specific cases.


SECTION 6. Amendment and Termination of the Plan. The Board of Directors may at any time terminate, in whole or in part, or from time to time amend the Plan, provided that, except as otherwise provided in the Plan, no such amendment or termination shall adversely affect the rights of any Participant under any Awards deferred by such Participant pursuant to Section 4(c). In the event of such termination, in whole or in part, of the Plan, the Committee may in its sole discretion direct the payment to Participants of any Awards not theretofore paid out prior to the respective dates upon which payments would otherwise be made hereunder to such Participants, in a lump sum or installments as the Committee shall prescribe with respect to each such Participant. The Board of Directors may at any time and from time to time delegate to the Committee any or all of its authority under this Section 6. Any amendment to the Plan that would affect any Covered Officer shall be approved by the Company's stockholders if required by and in accordance with Section 162(m).



               PROXY COMPAQ COMPUTER CORPORATION

   Annual Meeting of Stockholders to be held April 26, 1995
  This Proxy is Solicited on Behalf of The Board of Directors

     The undersigned hereby appoints Daryl J. White and Wilson
D. Fargo, and each of them, with full power of substitution, proxies of the undersigned to vote all shares of Common Stock Compaq Computer Corporation (the "Company") which the undersigned is entitled to vote at the annual meeting of stockholders to be held April 26, 1995, and all adjournments thereof, with all the powers the undersigned would possess if personally present, and particularly, without limiting the generality of the foregoing, to vote and act on the following matters and in their discretion upon such other business as may properly come before the meeting or any adjournment thereof:

THIS PROXY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS
MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1-4.


(Continued, and to be signed, on the reverse side) SEE REVERSE SIDE


 Please mark votes as in this example.

UNLESS OTHERWISE SPECIFIED BELOW, THIS PROXY WILL BE VOTED "FOR" ITEMS 1-4. THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" ALL NOMINEES LISTED BELOW AND A VOTE "FOR" ITEMS 2-4

1. Election of Directors:
Nominees: Benjamin M. Rosen, Eckhard Pfeiffer, Robert Ted Enloe, III, George H. Heilmeier, George E.R. Kinnear II, Peter N. Larson,
Kenneth L. Lay, and Kenneth Roman

     FOR ALL NOMINEES

     WITHHELD FROM ALL NOMINEES

     ______________________________
     For all nominee(s) except as designated in the blank space above


2. Approval of an amendment to the Company's Restated
Certificate of Incorporation increasing the number of
authorized shares of Common Stock from 400,000,000 shares to
1,000,000,000 shares.
For                 Against             Abstain

3. Approval of the 1995 Equity Plan.
For                 Against             Abstain

4. Approval of the Bonus Incentive Plan.
For                 Against             Abstain

5. To act upon such other business as may properly come before the meeting.


Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation or a partnership, please sign by authorized person.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

Signature:___________________________________Date______________
_


Signature:___________________________________Date______________
_